Exhibit 32

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the 10k-SB/A of American Utilicraft Corporation (the "Company"), the undersigned officers hereby certify that the Company's amended annual report on Form 10-KSB/A for the year that ended on December 31, 2001 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof,

     a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

     b)   that information  contained in the periodic report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the issuer

     This certificate is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any other purposes whatsoever.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by it Chief Financial Officer and its Principal Accounting Officer this 28th day of October, 2004.


/s/ John J. Dupont                                   /s/ M. Karen Shoemaker
-------------------------------------               ----------------------------
John J. Dupont                                      M. Karen Shoemaker
President and Chief Executive Officer               Principal Accounting Officer